UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 1, 2014

Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	1-35305	45-3355106
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address, including Zip Code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to Form 8-K is filed by Post Holdings, Inc. (the “Company”) to provide the financial statements required by Item 9.01(a)(1) and furnish the pro forma financial information required by Item 9.01(b)(1) of Form 8-K relative to the completion of the acquisition previously reported in the Current Report on Form 8-K filed on January 2, 2014. In the originally filed Form 8-K, the Company reported it had completed its previously announced acquisition from Viterra Inc. of all of the stock of Agricore United Holdings Inc. (“Agricore”).

Item 9.01.    Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired.

Attached are the following financial statements as required by Item 9.01(a) of Form 8-K:
The audited consolidated and combined carve-out financial statements of Agricore, which comprise the balance sheet as of October 31, 2013 and the related statements of operations, changes in stockholder’s equity, and cash flows for the year then ended, the notes related thereto, and the Report of the Independent Registered Public Accounting Firm attached as Exhibit 99.1 hereto.

(b)    Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial information of the Company, giving effect to the acquisition of Agricore, is included in Exhibit 99.2 hereto as required by Item 9.01(b) of Form 8-K:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2013;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended September 30, 2013; and

•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

(d)    Exhibits.

Number	Description
Exhibit 23.1	Consent of Independent Registered Public Accounting Firm
Exhibit 99.1	Agricore Audited Financial Statements as of and for the year ended October 31, 2013, and accompanying notes thereto together with the Report of the Independent Registered Public Accounting Firm
Exhibit 99.2	Unaudited Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 21, 2014	Post Holdings, Inc.
(Registrant)

	By:	/s/ Robert V. Vitale
Name: Robert V. Vitale
Title: Chief Financial Officer

EXHIBIT INDEX

Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Agricore Audited Financial Statements as of and for the year ended October 31, 2013, and accompanying notes thereto together with the Report of the Independent Registered Public Accounting Firm

99.2	Unaudited Pro Forma Financial Information

4